SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 2, 2010

PROVIDENT NEW YORK BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25233	80-0091851
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)	Identification No.)

400 Rella Boulevard, Montebello, New York	10901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17      CFR 240.14d-2(b))

☐  Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17      CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On February 4, 2010, the Registrant will utilize a slideshow in connection with investor presentations.  The slideshow will be available on the Registrant’s website (www.providentbanking.com) beginning February 4, 2010.

Item 9.01.	Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE:	February 2, 2010	By:	/s/ Paul A. Maisch
Paul A. Maisch
Executive Vice President and
Chief Financial Officer